LONG-TERM DEBT, NET - Scheduled Maturities of Long-Term Debt (Excluding Unamortized Deferred Financing Costs) (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
Year ending December 31, 2017	$ 51,489
Year ending December 31, 2018	51,728
Year ending December 31, 2019	699,793
Year ending December 31, 2020	870,116
Year ending December 31, 2021	2,148,393
Total long-term debt	$ 3,821,519	$ 3,962,705